Exhibit 99.1

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Forward-Looking Statement This presentation includes forward-looking statements about the corporation for which the corporation claims the protection of safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on management's knowledge and belief as of today and include information concerning the corporation's possible or assumed future financial condition, and its results of operations and business. Forward-looking statements are subject to risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking statements. Those factors include fluctuations in interest rates, government policies and regulations (including monetary and fiscal policies), legislation, economic conditions, including increased energy costs in California, credit quality of borrowers, operational factors and competition in the geographic and business areas in which the company conducts its operations. All forward-looking statements included in this press release are based on information available at the time of the release, and the Company assumes no obligation to update any forward-looking statement.

Company Overview Company Name: Oak Valley Bancorp, est. 2008 Headquartered in Oakdale, CA Subsidiaries: - Oak Valley Community Bank, est. 1991 - Eastern Sierra Community Bank, Division of OVCB, est. 2000 Ownership: Public; Listed on NASDAQ under the ticker “OVLY” Assets: $525 million Employees: 124 Number of Locations: 12

Branch Footprint Oakdale Sonora Modesto-12th & I Bridgeport Mammoth Lakes Bishop Modesto-Dale Turlock Stockton Patterson Ripon Escalon

Headwinds Weak Economy Higher Credit Costs Increased FDIC Premiums Continuously Changing Regulatory Environment Negative Trend in Consumer Confidence Market Concern about CRE

Highlights NIM Expansion Core Deposit Growth Strong Risk Management Continued Diligence on Credit

Asset Growth 1991-2009 (in Millions) Stockton 12th & I, Escalon Sonora Oakdale Modesto Bridgeport Mammoth Lakes 10 Year Plan Bishop, Dale Rd Turlock, Patterson, Ripon, LPO 0 100 200 300 400 500 600 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 12 23 30 35 41 56 85 103 118 134 158 193 241 313 382 455 455 508 525

Profitability 1991-2009 (in thousands) Stockton 12th & I, Escalon Sonora Oakdale Modesto Bridgeport Mammoth Lakes 10 Year Plan Bishop, Dale Rd Turlock, Patterson, Ripon, LPO (500) - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 (373) (255) 250 439 574 601 734 1,194 1,372 1,538 1,659 1,797 2,318 3,251 3,935 3,831 3,960 2,162 2,000

Performance Components

NIM – 5 Year Peer Comparison

Deposit Growth - Branch Deposits Overall Cost of Deposits (12/09): 0.85% Deposit Summary 12/31/2007 12/31/2008 12/31/2009 Accounts 15,847 18,312 19,948 Average Balance $ 23,812 $ 20,656 $ 21,516 Total Deposits $ 377,348,764 $ 378,252,672 $ 429,201,168

Strong Risk Management Asset Quality 2005 2006 2007 2008 2009 Net Charge-offs to Loans OVCB 0.00% 0.00% 0.10% 0.28% 1.04% Peer 0.06% 0.04% 0.12% 2.16% 2.06% NPA to Assets OVCB 0.00% 0.00% 2.00% 1.47% 3.16% Peer 0.26% 0.28% 0.90% 2.80% 4.25% Return on Average Assets OVCB 1.15% 0.92% 0.88% 0.47% 0.40% Peer 1.33% 1.28% 1.01% -0.70% -0.86%

10 Year Stock Price Summary 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 OVLY ($/SH) 3.55 3.32 4.15 7.00 14.89 15.67 13.03 8.25 6.00 4.41 4.50 OVLY (BV/SH) 2.52 2.63 2.92 3.18 4.10 4.44 4.84 5.57 5.83 6.13 6.24 OVLY ($/BV) 1.41 1.26 1.42 2.20 3.63 3.53 2.69 1.48 1.03 0.72 0.72 Median ($/BV) 1.36 1.56 1.84 2.23 2.50 2.66 2.80 2.06 1.01 0.70 0.80 - 2.00 4.00 6.00 8.00 10.00 12.00 14.00 16.00 18.00

Strategic Direction Relationship Banking High Level of Customer Contact Low-Cost Core Deposits Focus on Credit Quality Strategic Opportunity

2010 Initiatives Position Bank for Economic Recovery Marketing Campaign and Calling Program Target: Small Business Loans Size: $500M to $2MM Loan Type: Owner Occupied CRE Borrower Type: Medical/Dental, Industrial, Manufacturing Calling Program 5 Lenders / 12 Branch Managers Monitor results weekly Rapid loan response (Yellow Pad) Disciplined execution Continue to look for qualified lenders

2010 Initiatives Target Customers of Failed/Failing Institutions Monitor Changing Financial Institution Landscape 2,242 (29%) of Banks reported net losses in 2009 OVCB reported higher earnings than 80 % of banks in the Nation, in 2009 Monitor Struggling Bank’s in Northern California 174 (61%) of California Banks Reported Net Losses in 2009 OVCB reported higher earnings than 84 % of banks in California, in 2009

Evolving Market Area 19 California Banks with Texas Ratios above 100% 52 California Banks with Texas Ratios above 50%

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